UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 18, 2013

Commission File Number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, Florida	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2013, Office Depot, Inc. (the “Company”) announced that Deb O’Connor, will no longer function in the role of co-Chief Accounting Officer of the Company effective immediately. Ms. O’Connor will assume the new role of the Company’s Senior Vice President of Integration. Kim Moehler, who served as the co-Chief Accounting Officer of the Company with Ms. O’Connor on November 5, 2013, the date that the Company merged with OfficeMax Incorporated, will become the sole Chief Accounting Officer of the Company, effective immediately.

Item 8.01 Other Events.

On December 18, 2013, the Company issued a press release announcing the formation of its Executive Committee and the other members of its Leadership Team.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the Company’s press release dated the same date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

99.1	Press Release of Office Depot, Inc., dated December 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

OFFICE DEPOT, INC.

Dated: December 20, 2013

	By:	/s/ Elisa D. Garcia C.
Elisa D. Garcia C.
Executive Vice President,
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release of Office Depot, Inc., dated December 18, 2013